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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 26, 2001
                                                         -----------------


                                 ADAM.COM, INC.
                            -------------------------
                            (Exact name of registrant
                           as specified in its charter)


          Georgia                  000-26962               58-1878070
  ------------------------------------------------------------------------
      (State or other             (Commission           (I.R.S. Employer
      jurisdiction of             File Number)         Identification No.)
       incorporation)


    1600 RiverEdge Parkway, Suite 800, Atlanta, Georgia       30328
  ------------------------------------------------------------------------
        (Address of principal executive offices)           (Zip Code)
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       Registrant's telephone number, including area code: (770) 980-0888
                                                           --------------

         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

        On February 26, 2001, the Company issued a press release announcing its financial results for the three months and year ended December 31, 2000. A copy of the press release is filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements:  None
(b)  Pro Forma Financial Statements:  None
(c)  Exhibits.  The following exhibits are filed with this Report:

     99.1 - Press Release of the Registrant (February 26, 2001)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADAM.COM, INC.


                                        By:  /s/ Michael S. Fisher
                                        ----------------------------------
                                            Michael S. Fisher
                                            Chief Financial Officer

Dated:  March 1, 2001


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                                  EXHIBIT INDEX

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
      Exhibit
      Number                       Exhibit Name
      ------                       ------------
      99.1            Press Release dated February 26, 2001
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